Exhibit 10.10


NEITHER  THE  WARRANTS  NOR  THE  SHARES  OF  COMMON STOCK TO BE ISSUED UPON THE
EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.

                                    WARRANT

                      For the Purchase of Common Stock of

                        AMERICAN LEISURE HOLDINGS, INC.,
                              A NEVADA CORPORATION

         VOID AFTER 11:59 P.M. EASTERN STANDARD TIME ON JANUARY 4, 2011


WARRANT NO.                                                  WARRANT TO PURCHASE
           ------
DATED JANUARY 4, 2006                                             154,000 SHARES

     THIS WARRANT CERTIFIES THAT, for value received, STANFORD INTERNATIONAL BANK, LTD., an Antiguan banking corporation or its registered assigns (the "HOLDER") is entitled to acquire from American Leisure Holdings, Inc., a Nevada
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corporation  whose  address  is  2701  Spivey  Lane, Orlando, Florida 32837 (the
"COMPANY"),  an aggregate of 154,000 shares of fully paid, non-assessable common
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stock,  par  value  $0.001 per share, of the Company (the "COMMON STOCK") at any
                                                           ------------
time on or prior to 11:59 p.m. Eastern Standard Time on January 4, 2011 (the "EXPIRATION DATE"), at such price and upon such terms and conditions as set
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forth  herein.  If  not exercised prior to the Expiration Date, this Warrant and all  rights  granted  under  this  Warrant  shall  expire  and  lapse.

     The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The shares of Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "WARRANT SHARES."
                                             --------------

     1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          (a) PURCHASE PRICE. The purchase price of each Warrant Share issuable upon exercise of this Warrant shall be $5.00 PER WARRANT SHARE, subject to adjustment as provided in Section 5 hereof ("PURCHASE PRICE").
                                                  --------------

          (b) WARRANT EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "EXERCISE NOTICE"), together with the payment of
                                 ---------------
     the  aggregate  Purchase  Price  (the  "AGGREGATE  PURCHASE PRICE") for the
                                             -------------------------
     number of Warrant Shares specified in the Exercise Notice in the manner specified in Section l(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on page 1 of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

          (c) EXERCISE. As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of this Section 1(b), notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

          (d) PAYMENT OF PURCHASE PRICE. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by wire transfer, or by delivery of a bank or cashier's check payable to the order of the Company in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

     2. STOCK FULLY PAID; RESERVATION OF SHARES. The Company hereby agrees that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities) that may be required from time to time for issuance upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued and fully paid and nonassessable.

     3. EXCHANGE, ASSIGNMENT, OR LOSS OF WARRANT.

          (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

          (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, his successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with
     Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("ASSIGNMENT FORM"),
                                                              ---------------
     whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be canceled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

          (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

          (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

          (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed or mutilated, and shall be enforceable by any Holder thereof.

          (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

     4. RIGHTS OF THE HOLDER. Prior to exercise, this Warrant will not entitle the Holder to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings). The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration in this Warrant of the rights and privileges of the Holder, will give rise to any liability of such Holder for the Aggregate Purchase Price.

     5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

          (a) DIVIDENDS, SUBDIVISIONS, COMBINATIONS, OR CONSOLIDATIONS OF COMMON STOCK.

               (i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion. The aforementioned adjustments shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               (ii) If the Company declares, pays or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("CONVERTIBLE SECURITIES"), a proportionate part of those securities
            -----------------------
          or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of Warrant Shares with respect to which this Warrant is then exercised is to the total Warrant Shares that may be acquired pursuant to this Warrant at the time the securities or property were set aside for the Holder.

               (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Warrant, be deemed to have been issued as a stock dividend subject to the adjustments set forth in
          Section 5(a)(i).

               (iv) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Warrant, be deemed to have been issued as a dividend or other distribution subject to Section 5(a)(ii).

          (b) PRO RATA SUBSCRIPTION RIGHTS. If at any time the Company grants to its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, then the Company shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full immediately prior to such grant.

          (c) EFFECT OF RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER, OR SALE OF ASSETS.

               (i)  Upon  the  occurrence  of  any  of the following events, the
          Holder shall have the right thereafter, by the exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant, the kind and amount of shares of stock and other securities, property and interests as would be issued or payable with respect to, or in exchange for, the number of Warrant Shares that are then purchasable pursuant to this Warrant, as if such Warrant Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 5(a)), (B), consolidation or merger of the Company with or into another corporation or entity
          (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. The foregoing provisions of this
          Section 5(c)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. In the event that in any such reclassification, capital reorganization, change, consolidation, merger, spin-off, sale, lease or exchange, additional shares of Common Stock are issued in exchange, conversion, substitution or payment, in whole or in part, for securities of the Company other than Common Stock, any such issue shall be determined in accordance with Section 5(e)(ii) below.

               (ii) If any sale, lease, pledge, mortgage, conveyance or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "TERMINATION OF BUSINESS") shall be proposed, the Company shall
           -------------------------
          deliver written notice to the Holder of this Warrant in accordance with Section 6 below as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the Company are to receive securities or other interests of a successor entity, the provisions of Section 5(c)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and Section 5(c)(i) does not apply, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than 30 days after delivery to the Holder of this Warrant the written notice described above and in
          Section 6. If the termination of acquisition rights under this Warrant is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

          (d) OBLIGATION OF SUCCESSORS OR TRANSFEREES. The Company shall not effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 5(c)(i)(B)-(C), unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder pursuant to Section 10 herein, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Warrant.

          (e)  PURCHASE  PRICE ADJUSTMENTS. Except as otherwise provided in this
     Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, so that the new Purchase Price is obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

          (f) ISSUANCES BELOW EXERCISE PRICE. If the Company, at any time while this Warrant is outstanding:

               (i) issues or sells, or is deemed to have issued or sold, any Common Stock, not including the conversion of any Company preferred stock issued and outstanding as of the date hereof in accordance with the stated terms thereof as is in effect as of the date hereof;

               (ii) in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than any Excluded Securities (as defined below)) (such rights, options or warrants being herein called "OPTIONS" and such
                                                               -------
          convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES"); or
           ---------------------

               (iii) in any manner issues or sells any Convertible Securities;

     for (a) with respect to paragraph (i) above, a price per share, or (b) with respect to paragraphs (ii) or (iii) above, a price per share for which Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is, less than $1.02 (the "NON-DILUTIVE PRICE"),
                                                           ------------------
then, concurrently with such issuance, the number of Warrant Shares then issuable upon exercise of this Warrant shall be increased to that number of shares of Common Stock determined by performing the following calculation and rounding the resulting number to the nearest whole: Divide:

               (1) The Non-Dilutive Price multiplied by the number of shares of Common Stock called for by the face of this Warrant, by:

               (2) the Weighted Average Per Unit Value.

          (b)  For  the purposes of this Section 5(f), the "Weighted Average Per
                                                            --------------------
     Unit  Value"  means  the  amount  determined  by  performing  the following
     -----------
     calculation  and  rounding  the resulting number to the nearest whole cent:
     Divide:

               (i) the sum of:

                    (A) the Non-Dilutive Price multiplied by the number of shares of Common Stock outstanding immediately prior to the issuance of additional shares of Common Stock, plus
                                                              ----

                    (B) the aggregate consideration, if any, received or to be received by the Company in connection with such issuance, by
                                                                         --

               (ii) the number of shares of Common Stock outstanding immediately after such issuance.

          (g) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Section 5(f), the following shall be applicable:

               (i) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities listed or quoted on a national securities exchange or national quotation system, in which case the amount of consideration received by the Company will be the arithmetic average of the closing sale price of such security for the five (5) consecutive trading days immediately preceding the date of receipt thereof. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the registered owners of a majority of the Warrant Stock then outstanding. If such parties are unable to reach agreement within 10 days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be
                 ---------------
          determined  within  48  hours  of the 10th day following the Valuation

          Event by an appraiser selected in good faith by the Company and agreed upon in good faith by the registered owners of a majority of the Warrant Stock then outstanding. The determination of such appraiser shall be binding upon all parties absent manifest error.

               (ii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.001.

               (iii) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (iv) Other Events. If any event occurs that would adversely affect the rights of the Holder of this Warrant but is not expressly provided for by this Section 5 (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder; provided, however, that no such adjustment will increase the Exercise Price.

               (v) If consideration other than money is received or issued by the Company upon the issuance, sale or purchase of Common Stock, Convertible Securities, or other securities or interests, the fair market value of such consideration, as reasonably determined by the Company's independent public accountant shall be used for purposes of any adjustment required by this Section 5. The fair market value of such consideration shall be determined as of the date of the adoption of the resolution of the Board of Directors of the Company that authorizes the transaction giving rise to the adjustment. In case of the issuance or sale of the Common Stock, Convertible Securities, or other securities or property without separate allocation of the purchase price, the Company's independent public accountant shall reasonably determine an allocation of the consideration among the items being issued or sold. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of that Common Stock for a consideration other than money immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive the Common Stock. The Company shall promptly deliver written notice of all such determinations by its independent public accountant to the Holder of this Warrant.

          (h) APPLICATION OF THIS SECTION. The provisions of this Section 5 shall apply to successive events that may occur from time to time, but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

          (i) DEFINITION OF COMMON STOCK. Unless the context requires otherwise, whenever reference is made in this Section 5 to the issue or sale of shares of Common Stock, the term "COMMON STOCK" shall mean (i) the $.001 par value common stock of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's $.001 par value common stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of
     Section 5(c)(i) above, Warrant Shares issuable upon exercise of this Warrant shall include only shares of common stock designated as $.001 par value common stock of the Company as of the date of this Warrant.

          (j) NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

               (i) upon the issuance of Common Stock upon the conversion of any existing Company preferred stock, or any other Convertible Securities, issued and outstanding as of the date hereof in accordance with the stated terms thereof as is in effect as of the date hereof; or

               (ii) upon the issuance of options granted at an exercise price of no less than 100% of the market price as of the date of grant pursuant to any current Company employee stock option plan or the sale by the Company of any shares of Common Stock pursuant to the exercise of such options.

          (k) FRACTIONAL SHARES. No fractional Warrant Shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

          (l) COMPANY-HELD STOCK. For purposes of Section 5(a) above, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

     6. NOTICE TO THE HOLDER.

          (a) If, prior to the expiration of this Warrant either by its terms or by exercise in full, any of the following shall occur:

               (i) The Company shall declare a dividend or authorize any other distribution on its Common Stock, including those of the type identified in Section 5(a) hereof; (ii) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights;
          (iii) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, pledge, mortgage, exchange, or other conveyance of all or substantially all of the assets of the Company;
          (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) any purchase, retirement or redemption by the Company of its Common Stock; then, and in any such case, the Company shall deliver to the Holder written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following: (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined; (y) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

          (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

     7. TRANSFER TO COMPLY WITH THE SECURITIES ACT.

          (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (thE "SECURITIES
     ACT").                                                           ----------
     ---

          (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 7(d) below:

          "The shares represented by this Certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act") or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company."

          (c) The Holder agrees that, prior to the disposition of any Warrant Shares acquired upon the exercise hereof under circumstances that might require registration of such Warrant Shares or other security issued or issuable upon exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Holder shall give written notice to the Company, expressing his intention as to the disposition to be made of such Warrant Shares or other security issued or issuable upon exercise of this Warrant; except, that such notice shall not be required for a sale of the Warrant Shares or other security issued or issuable upon exercise of this Warrant made pursuant to the requirements of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Holder's counsel the proposed disposition does not require registration of the Warrant Shares or any other security issuable or issued upon the exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Warrant Shares issuable or issued upon the exercise thereof, all in accordance with the terms of the notice delivered by the Holder to the Company.

     8. BEST EFFORTS. The Company covenants that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder.

     9. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

     10. NOTICES. All notices, demands, requests, certificates or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated any other address by notice in writing to the Company, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change his address by written notice to the Company.

     11. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Nevada.

     12. SURVIVAL. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

     13. NO AMENDMENTS OR MODIFICATIONS. Neither this Warrant nor any provision hereof may be amended, modified, waived or terminated except upon the written consent of the Company and the Holder of this Warrant.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.


                               AMERICAN  LEISURE  HOLDINGS,  INC.


                               By: /s/ Malcolm J. Wright
                                  -------------------------------
                               Name: Malcolm J. Wright
                                    -----------------------------
                               Title: Chief Executive Officer
                                     ----------------------------
                               Dated:
                                     ----------------------------

                         AMERICAN LEISURE HOLDINGS, INC.

                                 EXERCISE NOTICE
                                 ---------------

     The undersigned hereby irrevocably elects (A) to exercise the Warrant No. dated January 4, 2006 (the "WARRANT"), pursuant to the provisions of Section
----                            -------
1 of the Warrant, to the extent of purchasing               shares of the common
                                             ---------------
stock,  par  value  $0.001  per  share (the "COMMON STOCK"), of American Leisure
Holdings,  Inc.  and hereby makes a payment of $         in payment therefor, or
                                                ---------
(B)  to exercise the Warrant to the extent of purchasing           shares of the
                                                        -----------
Common Stock, pursuant to the provisions of Section 1(c) of the Warrant. In exercising the Warrant, the undersigned hereby confirms that the Common Stock to be issued hereunder is being acquired for investment and not with a view to the distribution thereof. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below.


                                      ------------------------------------------
                                      Name  of  Holder


                                      ------------------------------------------
                                      Signature  of  Holder
                                      or  Authorized  Representative


                                      ------------------------------------------
                                      Signature,  if  jointly  held


                                      ------------------------------------------
                                      Name  and  Title  of  Authorized
                                      Representative



                                      ------------------------------------------
                                      Address  of  Holder


                                      ------------------------------------------
                                      Date